SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2011 (August 31, 2011)

DENTSPLY International Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-16211 (Commission File Number)	39-1434669 (IRS Employer Identification No.)

221 West Philadelphia Street,
York, Pennsylvania 17405-0872
(Address of Principal Executive Offices)

(717) 845-7511
(Registrant’s Telephone Number, Including Area Code)

NO CHANGE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 30, 2011, DENTSPLY International Inc. (the “Company”) entered into an agreement with Astra Tech International AB (the “Amendment”) to amend the terms of the agreement dated as of June 21, 2011 between the Company and Astra Tech International AB relating to the acquisition (the “Acquisition”) by the Company of the entire issued share capital of Astra Tech AB (the “Original Agreement” and together with the Amendment, the “Agreement”).  The Amendment adjusts certain estimated amounts to be paid by the Company pursuant to the Original Agreement upon completion of the Acquisition.  The Amendment is filed as Exhibit 1.2 to this Form 8-K and is incorporated herein by reference. This description of the material terms of the Amendment is qualified in its entirety by reference to such exhibit.

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 31, 2011, the Company completed the Acquisition of the entire issued share capital of Astra Tech AB pursuant to the terms of the Agreement.  The purchase price under the Agreement was $1.785 billion, subject to adjustment in accordance with the terms of the Agreement.  Copies of the Original Agreement and the Amendment are filed as Exhibits 1.1 and 1.2, respectively, and are incorporated herein by reference. This description is qualified in its entirety by reference to the full text of the Original Agreement and the Amendment.

The Agreement contains representations and warranties by each of the parties thereto. These representations and warranties were made solely for the benefit of the other parties to the Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Agreement by disclosures that were made to the other party in connection with the negotiation of the Agreement, (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws, and (iv) were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired

The audited consolidated statements of financial position of Astra Tech AB as of December 31, 2010 and 2009 and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for each of the years in the two-year period ended December 31, 2010 are filed as Exhibit 99.1 and are incorporated by reference herein.

The unaudited consolidated statements of financial position of Astra Tech AB as of June 30, 2011 and December 31, 2010 and the related unaudited consolidated statements of comprehensive income, changes in equity and cash flows for each of the six month periods ended June 30, 2011 and 2010 are filed as Exhibit 99.2 and are incorporated by reference herein.

(b)           Pro Forma Financial Information

The unaudited pro forma combined financial statements of the Company for the year ended December 31, 2010 and as of and for the six months ended June 30, 2011 are filed as Exhibit 99.3 and are incorporated by reference herein.

(d)           Exhibits

EXHIBIT NO.                                                      DESCRIPTION

1.1	Agreement relating to the entire share capital of Astra Tech AB between the Company and Astra Tech International AB, dated as of June 21, 2011. (1)

1.2	Amendment, dated as of August 30, 2011, to the Agreement relating to the entire issued share capital of Astra Tech AB between the Company and Astra Tech International AB, dated as of June 21, 2011.

23.1	Consent of KPMG AB.

99.1
Audited consolidated statements of financial position of Astra Tech AB as of December 31, 2010 and 2009 and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for each of the years in the two-year period ended December 31, 2010. (2)

99.2
Unaudited consolidated statements of financial position of Astra Tech AB as of June 30, 2011 and December 31, 2010 and the related unaudited consolidated statements of comprehensive income, changes in equity and cash flows for each of the six month periods ended June 30, 2011 and 2010. (2)

99.3	Unaudited Pro Forma Combined Financial Statements of the Company. (3)

(1)	Incorporated by reference to the Current Report on Form 8-K of the Company, dated June 22, 2011.
(2)	Incorporated by reference to the Current Report on Form 8-K/A of the Company, dated August 17, 2011.
(3)	Incorporated by reference to the Current Report on Form 8-K of the Company, dated August 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2011	DENTSPLY INTERNATIONAL INC.

By: /s/ Deborah M. Rasin
Name: Deborah M. Rasin
Title: Vice President, Secretary & General Counsel